© Atkore First Quarter 2023 Earnings Presentation and Business Update February 1, 2023

2© Atkore This presentation is provided for general informational purposes only and it does not include every item which may be of interest, nor does it purport to present full and fair disclosure with respect to Atkore Inc. (the “Company” or “Atkore”) or its operational and financial information. Atkore expressly disclaims any current intention to update any forward-looking statements contained in this presentation as a result of new information or future events or developments or otherwise, except as required by federal securities laws. This presentation is not a prospectus and is not an offer to sell securities. This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K and the Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, but you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. This presentation should be read along with the historical financial statements of Atkore, including the most recent audited financial statements. Historical results may not be indicative of future results. We use non-GAAP financial measures to help us describe our operating and financial performance. These measures may include Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share (also referred to as “Adjusted EPS”), Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis), Free Cash Flow (net cash provided by operating activities less capital expenditures) and Return on Capital to help us describe our operating and financial performance. These non-GAAP financial measures are commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, total debt, net cash provided by operating activities, return on assets, and other income data measures as determined in accordance with generally accepted accounting principles in the United States, or GAAP, or as better indicators of operating performance. These non-GAAP financial measures as defined by us may not be comparable to similarly-titled non-GAAP measures presented by other companies. Our presentation of such non- GAAP financial measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of the non-GAAP financial measures presented herein to the most comparable financial measures as determined in accordance with GAAP. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters typically end on the last Friday in December, March and June. Cautionary Statements

3© Atkore Solid Start to FY23 1. See non-GAAP reconciliation in appendix. 447.4 511.1 840.8 833.8 Q1 2021 Q1 2020 Q1 2022 Q1 2023 -1% 34.8 85.1 204.8 173.5 Q1 2020 Q1 2021 Q1 2022 Q1 2023 -15% 77.7 137.0 293.0 263.8 Q1 2020 Q1 2021 Q1 2022 Q1 2023 -10% 0.94 1.88 4.58 4.61 Q1 2020 Q1 2021 Q1 2022 Q1 2023 +1% Net Sales $M Net Income $M Adjusted EBITDA1 $M Adjusted Diluted EPS1 $/share 0.71 1.75 4.32 4.20 Q1 2020 Q1 2022 Q1 2021 Q1 2023 -3% Diluted EPS $/shareQ1 2023 Solid start to FY23 with organic volume up over 5% in the quarter Executing capital allocation model; completed Elite Polymer Solutions acquisition in November, deployed $35M in capital expenditures in Q1, repurchased $150M in stock in Q1 2023, and have repurchased over $100M in stock in Q2 2023 Increasing Full Year 2023 Outlook for Adjusted EBITDA and Adjusted EPS Published 2022 Sustainability Report and continue to gain external recognition for our achievements and ESG progress Business Update

4© Atkore Q1 Income Statement Summary 1. See non-GAAP reconciliation in appendix 2. Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net sales ($’s in millions) Q1 2023 Q1 2022 Y/Y Change Y/Y % Change Net Sales $833.8 $840.8 ($7.0) (0.8%) Operating Income $231.6 $268.4 ($36.8) (13.7%) Net Income $173.5 $204.8 ($31.4) (15.3%) Adjusted EBITDA1 $263.8 $293.0 ($29.2) (10.0%) Adjusted EBITDA Margin2 31.6% 34.8% (320 bps) - Net Income per Share (Diluted) $4.20 $4.32 ($0.12) (2.8%) Adjusted Net Income per Share1 (Diluted) $4.61 $4.58 $0.03 0.7%

5© Atkore Consolidated Atkore Bridges 1. See non-GAAP reconciliation in appendix. Adjusted EBITDA Bridge1 Net Sales BridgeQ1 2023 $46 $108 $61 $6 2022 M&A $841M PriceVolume/Mix F/X / Other 2023 $834M $14 $108 $70 $16 $21 Productivity / Investment / F/X / Other 2022 PriceVolume/Mix Cost Changes 2023M&A $293M $264M Volume/Mix +5.2% Price (12.4%) Acquisitions +7.0% F/X / Other (0.6%) Total (0.8%) Volume growth led by data center and chip fabrication projects in North America and internationally Rebound in metal electrical conduit product volumes in the U.S. Strong contributions and execution from acquisitions completed over the past 12 months Net Sales % Change Highlights

6© Atkore Segment Results $17 $67 $55 $8 2022 PriceVolume/Mix M&A F/X / Other 2023 $642M $639M Q1 Net Sales Bridge $28 $42 $6 $2 M&APrice2022 $201M F/X / OtherVolume/Mix 2023 $195M Q1 Net Sales Bridge Electrical Safety & Infrastructure ($’s in millions) Q1 2023 Q1 2022 Y/Y Change Net Sales $638.7 $641.7 (0.5%) Adjusted EBITDA $243.8 $279.5 (12.8%) Adjusted EBITDA Margin 38.2% 43.6% (540 bps) ($’s in millions) Q1 2023 Q1 2022 Y/Y Change Net Sales $195.3 $200.5 (2.6%) Adjusted EBITDA $33.4 $27.4 21.8% Adjusted EBITDA Margin 17.1% 13.7% +340 bps

Updated FY2023 Outlook

Increasing FY2023 Outlook for Adjusted EBITDA and Adjusted EPS. Continue to expect mid-single digit percentage volume/mix growth for full year Net Sales versus prior year.

Outlook Summary

Outlook Items for Consolidated Atkore	Q2 2023 Outlook	FY2023 Outlook	Updates to FY2023 Outlook	FY2023 Comments & Perspective
Net Sales	Down 5% – 10% vs. PY	Down 5% – 10% vs. PY	(5%) / –	• Accounting methodology associated with torque tube tax credits related to the Inflation Reduction Act may cause variability to Adjusted EBITDA, Adjusted EPS and tax rate assumptions and expectations
Adjusted EBITDA[1]	$245M – $265M	$950M – $1,050M	+$100M	
Adjusted EPS[1]	$4.10 – $4.45	$15.85 – $17.75	+$2.75 / +$2.85	
Interest Expense		~$40M – $50M		
Tax Rate		~24% – 26%	~(100 bps)	
Capital Expenditures		~$200M		
Stock Repurchases		≥$350M	+$100M	
Diluted Shares Outstanding[2]		~40M	- / (1M)	

© Atkore

1. Reconciliations of the forward-looking quarterly and full-year 2023 outlook for Adjusted EBITDA and Adjusted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. Accordingly, we are relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations.
2. Represents weighted-average shares outstanding in millions used in calculation of Adjusted EPS outlook.

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8© Atkore Climate, Carbon and GHG Emissions Goal: Reduce Scope 1 and Scope 2 GHG intensity by 10% by 20251 Diversity, Equity, and Inclusion Goal: Achieve 30% diversity across Senior Leadership by 2025 Employee Attraction, Development, and Retention Goal: Increase participation in Employee Engagement and Alignment Survey to 80% by 2025 58.2 54.1 Metric Tons CO2e / Million $ 52.4 Achieving Progress on our ESG Goals Health and Safety Goal: Increase % of sites meeting their annual Team-Based Safety Observation (TBSO) targets to 80% by 2025 2020 Baseline 2022 Progress 2025 Target Metric Tons CO2e / Million $ Metric Tons CO2e / Million $ 48% 69% 80% 2020 Baseline 2022 Progress 2025 Target 23% 27% 30% 2020 Baseline 2022 Progress 2025 Target 56% 78% 80% 2020 Baseline 2022 Progress 2025 Target Published 2022 Sustainability Report 1. Revenue used to calculate FY22 and future GHG emissions intensity is or will be adjusted to remove the impact of changes in average selling prices.

9© Atkore Recent Recognition & Accolades Ranked #195 out of 500 largest U.S. public corporations for Newsweek’s 2023 America’s Most Responsible Companies Great Place to Work® Certified for 3rd year in a row Top Workplaces USA Award for 2nd year in a row Ranked #8 in Forbes’ 2023 Top 100 Best Mid-Sized Companies

10© Atkore Appendix

11© Atkore Segment Information Three months ended December 30, 2022 December 24, 2021 (in thousands) Net sales Adjusted EBITDA Adjusted EBITDA Margin Net sales Adjusted EBITDA Adjusted EBITDA Margin Electrical $ 638,705 $ 243,836 38.2% $ 641,683 $ 279,547 43.6 % Safety & Infrastructure 195,259 33,404 17.1% 200,510 27,432 13.7 % Eliminations (143) (1,392) Consolidated operations $ 833,821 $ 840,801

12© Atkore Adjusted Earnings Per Share Reconciliation Consolidated Atkore Inc. Three months ended (in thousands, except per share data) December 30, 2022 December 24, 2021 December 25, 2020 December 27, 2019 Net income $ 173,492 $ 204,843 $ 85,066 $ 34,790 Stock-based compensation 5,270 3,427 5,522 3,123 Intangible asset amortization 12,796 8,229 8,260 8,113 Other (a) 99 (643) (8,142) 2,836 Pre-tax adjustments to net income 18,165 11,013 5,640 14,072 Tax effect (4,541) (2,753) (1,410) (3,518) Adjusted net income $ 187,116 $ 213,103 $ 89,296 $ 45,344 Weighted-Average Diluted Common Shares Outstanding 40,613 46,575 47,547 47,999 Net income per diluted share $ 4.20 $ 4.32 $ 1.75 $ 0.71 Adjusted net income per diluted share $ 4.61 $ 4.58 $ 1.88 $ 0.94 (a) Represents other items, such as inventory reserves and adjustments, realized or unrealized gain (loss) on foreign currency transactions, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, release of certain indemnified uncertain tax positions, gain on purchase of business and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives.

13© Atkore Net Income to Adjusted EBITDA Reconciliation Consolidated Atkore Inc. Three months ended (in thousands) December 30, 2022 December 24, 2021 December 25, 2020 June 28, 2019 Net income $ 173,492 $ 204,843 $ 85,066 $ 34,790 Interest expense, net 9,488 6,918 8,254 10,620 Income tax expense 48,559 56,975 26,964 7,340 Depreciation and amortization 25,967 20,046 19,044 18,730 Stock-based compensation 5,270 3,427 5,522 3,123 Other (a) 1,069 801 (7,860) 3,107 Adjusted EBITDA $ 263,845 $ 293,010 $ 136,990 $ 77,710 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, release of indemnified uncertain tax positions, gain on purchase of business, realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives, transaction and restructuring costs.

14© Atkore Trailing Twelve Month Adjusted EBITDA Consolidated Atkore Inc. TTM Three months ended (in thousands) December 30, 2022 December 30, 2022 September 30, 2022 June 24, 2022 March 25, 2022 Net income $ 882,084 $ 173,492 $ 220,802 $ 254,313 $ 233,477 Interest expense, net 33,245 9,488 9,000 7,243 7,514 Income tax expense 281,770 48,559 66,557 88,041 78,613 Depreciation and amortization 90,336 25,967 23,947 20,428 19,994 Stock-based compensation 19,088 5,270 3,065 4,625 6,128 Other(a) 6,103 1,069 1,714 2,880 440 Adjusted EBITDA $ 1,312,626 $ 263,845 $ 325,085 $ 377,530 $ 346,166 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, release of indemnified uncertain tax positions, gain on purchase of business, realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives, transaction and restructuring costs.

15© Atkore Net Debt to Total Debt Consolidated Atkore Inc. ($ in thousands) December 30, 2022 September 30, 2022 June 24, 2022 March 25, 2022 December 24, 2021 September 30, 2021 Long-term debt 761,074 760,537 759,999 759,461 758,924 758,386 Total debt 761,074 760,537 759,999 759,461 758,924 758,386 Less cash and cash equivalents 307,827 388,751 $ 186,650 390,399 498,959 576,289 Net debt $ 453,247 $ 371,786 $ 573,349 $ 369,062 $ 259,965 $ 182,097

16© Atkore Free Cash Flow Reconciliation Consolidated Atkore Inc. Three months ended (in thousands) December 30, 2022 December 24, 2021 Net cash provided by operating activities $ 198,851 $ 97,192 Capital expenditures (35,006) (9,358) Free Cash Flow: $ 163,845 $ 87,834

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